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                                ING MUTUAL FUNDS
                           ING Global Real Estate Fund
                          ING Global Value Choice Fund
                             ING International Fund
                       ING International Value Choice Fund

                        Supplement dated October 13, 2006
     to the Class A, Class B, Class C, Class I, Class M, Class O and Class Q
                   Statement of Additional Information ("SAI")
                             Dated February 28, 2006

ING INTERNATIONAL FUND

Effective April 28, 2006, Uri Landesman replaced Richard T. Saler and Philip A. Schwartz as portfolio manager to ING International Fund. All references to Richard T. Saler and Philip A. Schwartz are deleted and replaced with Uri Landesman.

1. The tables and disclosure in the sub-sections entitled "Other Accounts Managed," "Potential Material Conflicts of Interest," "Compensation," and "Ownership of Securities" under the section entitled, "Portfolio Managers" on pages 140 and 142 of the SAI, respectively, are deleted in their entirety and replaced with the following:

          OTHER ACCOUNTS MANAGED

          The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005:

               REGISTERED INVESTMENT      OTHER POOLED
                      COMPANIES       INVESTMENT VEHICLES   OTHER ACCOUNTS
               ---------------------  -------------------  -----------------
PORTFOLIO        NUMBER OF   TOTAL     NUMBER OF   TOTAL   NUMBER OF   TOTAL
MANAGER           ACCOUNTS  ASSETS      ACCOUNTS  ASSETS    ACCOUNTS  ASSETS
-------------    ---------  -------    ---------  ------   ---------  ------
Uri Landesman        0        N/A          0        N/A         0       N/A

          POTENTIAL MATERIAL CONFLICTS OF INTEREST

          The portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

          A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

          The portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse

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          consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

          A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

          As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

          Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

          COMPENSATION

          Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

          The Portfolio Manager is also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The relevant index is the MSCI EAFE(R) Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

          Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

          If the Portfolio Manager's fixed base salary compensation exceeds a particular threshold he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

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     Ownership of Securities

          The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

PORTFOLIO MANAGER   DOLLAR RANGE OF FUND SHARES OWNED
-----------------   ---------------------------------
Uri Landesman                      None

ING GLOBAL VALUE CHOICE FUND AND ING INTERNATIONAL VALUE CHOICE FUND

Nuveen Investments Inc., parent company of NWQ Investment Management Company, LLC, has organized an indirect, wholly-owned subsidiary, Tradewinds NWQ Global Investors, LLC ("Tradewinds"). Tradewinds is an investment management organization focused on international/global investing across all capitalizations. As a result, sub-advisory responsibilities were transferred to Tradewinds on April 24, 2006 for ING Global Value Choice Fund and April 3, 2006 for ING International Value Choice Fund.

1. All references to "NWQ Investment Management Company, LLC" and "NWQ" as sub-adviser to ING Global Value Choice Fund and ING International Value Choice Fund are hereby deleted and replaced with "Tradewinds NWQ Global Investors, LLC" and "Tradewinds," respectively.

2. The sub-section entitled "Compensation" under the section entitled "Portfolio Managers - ING International Value Choice Fund" on page 149 of the SAI is hereby deleted in its entirety and replaced with the following:

          COMPENSATION

          Tradewinds' portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

          The total compensation package for portfolio managers includes an equity-like incentive for purchase (whose value is determined by various factors including the increase in profitability of Tradewinds over time). Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. Tradewinds is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the Tradewinds executive committee.

Effective April 24, 2006, David B. Iben, CFA, Managing Director & Chief Investment Officer serves as co-portfolio manager to ING Global Value Choice Fund and Mark A. Morris, Gregg S. Tenser, CFA and Jon D. Bosse, CFA are removed as portfolio managers to the Fund.

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     The SAI is hereby amended as follows:

1. The sub-sections entitled "Other Accounts Managed," "Compensation" and "Ownership of Securities" under the section entitled, "Portfolio Managers - ING Global Value Choice Fund" beginning on page 136 of the SAI, respectively, are deleted in their entirety and replaced with the following:

ING GLOBAL VALUE CHOICE FUND

     OTHER ACCOUNTS MANAGED

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2005:

                    REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                           COMPANIES                VEHICLES               OTHER ACCOUNTS
                   -----------------------  -----------------------  --------------------------
                   NUMBER OF                NUMBER OF                NUMBER OF
PORTFOLIO MANAGER   ACCOUNTS  TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS*    TOTAL ASSETS
-----------------  ---------  ------------  ---------  ------------  ---------  ---------------
Paul J. Hechmer        6      $488,623,285      4      $198,642,378      225    $11,990,112,957
David B. Iben          4      $527,356,572      0                 0      119    $ 3,263,088,423

* For purposes of this column, separately managed account (wrap-fee) programs in which Tradewinds is a manager are reported as one account per investment product.

     COMPENSATION

     Tradewinds' portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

     The total compensation package for portfolio managers includes an equity-like incentive for purchase (whose value is determined by various factors including the increase in profitability of Tradewinds over time). Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. Tradewinds is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the Tradewinds executive committee.

     OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of December 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

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PORTFOLIO MANAGER   DOLLAR RANGE OF FUND SHARES OWNED
-----------------   ---------------------------------
Paul J. Hechmer                    None
David B. Iben                      None

ING GLOBAL REAL ESTATE FUND

Effective April 28, 2006, the management fee for the Fund has been reduced as well as the sub-advisory fee. The SAI is hereby amended as follows:

1. The information relating to the management fee of the Fund in the table beginning on page 121 of the SAI is deleted in its entirety and replaced with the following:

FUND                                                 RATE
---------------------------   --------------------------------------------------
ING Global Real Estate Fund   0.80% on the first $250 million of the Fund's
                              average daily net assets;

                              0.775% on the next $250 million of the Fund's average daily net assets; and

                              0.70% of the Fund's average daily net assets in excess of $500 million

2. The information relating to the sub-advisory fee of the Fund in the table beginning on page 127 of the SAI is deleted in its entirety and replaced with the following:

FUND                                                 RATE
---------------------------   --------------------------------------------------
ING Global Real Estate Fund   0.40% on the first $250 million of the Fund's
                              average daily net assets;

                              0.375% on the next $250 million of the Fund's average daily net assets; and

                              0.35% of the Fund's average daily net assets in excess of $500 million.

     This SAI supplement supersedes the SAI supplements filed on behalf of ING Global Real Estate Fund, dated May 2, 2006 and June 21, 2006.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE